                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K



                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported) APRIL 10, 1996



                             WHITTAKER CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


          1-5407                                       95-4033076
(Commission File Number)                 (I.R.S. Employer Identification No.)


                 1955 N. SURVEYOR AVENUE, SIMI VALLEY, CA 93063
                    (Address of Principal Executive Offices)



                                 (805) 526-5700
              (Registrant's Telephone Number, Including Area Code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

(a) Pursuant to a Stock Purchase Agreement dated as of March 2, 1996, by and between Whittaker Corporation (the "Registrant") and Raytheon Company ("Raytheon"), the Registrant acquired all of the issued and outstanding common stock (the "Shares") of Xyplex, Inc. ("Xyplex"), a wholly-owned subsidiary of Raytheon, for consideration consisting of (i) $67,287,016.71 in cash, to be increased or decreased to the extent that as of April 10, 1995 the net amount of working capital of Xyplex is greater than or less than $12,625,000, as the case may be; and (ii) 1,974,333 shares of common stock of the Registrant. The transaction closed on April 10, 1996.

        The cash portion of the consideration paid by the Registrant was furnished by a combination of working capital and borrowings under the Registrant's Amended and Restated Credit Agreement with NationsBank of Texas, N.A., as agent, and the financial institutions named therein as lenders thereto, dated April 10, 1996.

        In connection with the issuance of Registrant's common stock to Raytheon, Registrant and Raytheon entered into a Stockholder's Agreement, dated as of April 10, 1996.

(b) The acquisition of the Shares entitles the Registrant to indirect ownership of the equipment and other physical property of Xyplex, and the leasehold interests of Xyplex in plant facilities. Such assets have been used by Xyplex primarily for the manufacturing and sale of certain data networking telecommunications products, and the Registrant intends to continue such use.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)-(b) It is impracticable to provide the required financial statements for the acquisition described in Item 2 as of the date hereof. Such financial statements will be filed as soon as practicable, but not later than 60 days following the filing hereof.

(C)  EXHIBITS

     Exhibit No.    Description
     -----------    -----------

      4.1 Stockholder's Agreement dated as of April 10, 1996, between Registrant and Raytheon Company

      4.2           Term Note, dated April 10, 1996.

      4.3           Revolving Note, dated April 10, 1996.

     10.1 Stock Purchase Agreement dated as of March 2, 1996, between Registrant and Raytheon Company

     10.2 Amended and Restated Credit Agreement dated as of April 10, 1996, among Registrant, NationsBank of Texas, N.A., as Agent, and the financial institutions named therein as Initial Lenders.

                                       2
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       WHITTAKER CORPORATION



                                       By: /s/ Richard B. Levin
                                           ------------------------------------
                                           Richard B. Levin
                                           Vice President, Secretary
                                           and Chief Financial Officer




Dated:  April 24, 1996

                                 EXHIBIT INDEX
                                 -------------


Exhibit No.      Description                               Page
- -----------      -----------                               ----

 4.1             Stockholder's Agreement dated as of        __
                 April 10, 1996, between Registrant and
                 Raytheon Company

 4.2             Term Note, dated April 10, 1996.           __

 4.3             Revolving Note, dated April 10, 1996.      __

10.1             Stock Purchase Agreement dated as of       __
                 March 2, 1996, between Registrant and
                 Raytheon Company

10.2             Amended and Restated Credit                __
                 Agreement dated as of April 10, 1996,
                 among Registrant, NationsBank of
                 Texas, N.A., as Agent, and the
                 financial institutions named therein as
                 Initial Lenders.

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